Commitments and contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies	Commitments and contingencies
Purchase obligations
We have commitments and obligations which include purchase commitments, which could potentially require our payment in the event of demands by third parties or contingent events. Commitments and obligations as of December 31, 2020 were as follows:

	By Period
(in thousands)	Total	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Purchase obligations	€17,765	€12,223	€5,542	€—	€—

Our purchase obligations represent the minimum obligations we have under agreements with certain of our vendors. These minimum obligations are less than our projected use for those periods. Payments may be more than the minimum obligations based on actual use.

Legal proceedings
On August 23, 2018, the Australian Competition and Consumer Commission, or ACCC, instituted proceedings in the Australian Federal Court against us. The ACCC alleged a number of breaches of the Australian Consumer Law, or ACL, relating to certain advertisements in Australia concerning the hotel prices available on our Australian site, our Australian strike-through pricing practice and other aspects of the way offers for accommodation were displayed on our Australian website. The matter went to trial in September 2019 and, on January 20, 2020, the Australian Federal Court issued a judgment finding that we had engaged in conduct in breach of the ACL. On March 4, 2020, we filed a notice of appeal at the Australian Federal Court appealing part of that judgment. On November 4, 2020, the Australian Federal Court dismissed trivago’s appeal. A separate trial regarding penalties and other orders is scheduled for
June 7, 2021. Management recorded an estimate of the probable loss in connection with these proceedings.
In establishing a provision in respect of the ACCC matter, management took into account the information currently available, including judicial precedents. However, there is considerable uncertainty regarding how the Australian Federal Court would calculate the penalties that will be ultimately assessed on us. In particular, the Australian Federal Court determined that we engaged in certain conduct after September 1, 2018 that will result in the applicability of the new penalty regime under the ACL, which significantly increased the maximum penalty applicable to parts of our conduct. Only a few cases have been decided so far assessing penalties for contraventions of the ACL under the new regime. The penalties imposed in those cases were jointly agreed by the parties and were not the subject of a contested penalty hearing. In addition, the Australian Federal Court in each case did not allocate the total penalty imposed between the old and new penalty regime. As a result, an estimate of the reasonable possible loss or range of loss in excess of the amount reserved cannot be made.